POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Bruce C. Long, whose signature appears below, constitutes and appoints Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated April 7, 2000

                                                    /s/ Bruce C. Long
                                                    ----------------------------
                                                        Bruce C. Long

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Peter L. Hutchings, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated September 23, 1999

                                                    /s/ Peter L. Hutchings
                                                    ----------------------------
                                                        Peter L. Hutchings

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Leo R. Futia, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated September 23, 1999

                                                    /s/ Leo R. Futia
                                                    ----------------------------
                                                        Leo R. Futia

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Philip H. Dutter, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated September 23, 1999

                                                    /s/ Philip H. Dutter
                                                    ----------------------------
                                                        Philip H. Dutter

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Edward K. Kane, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated September 23, 1999

                                                    /s/ Edward K. Kane
                                                    ----------------------------
                                                        Edward K. Kane

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Frank J. Jones, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated September 23, 1999

                                                    /s/ Frank J. Jones
                                                    ----------------------------
                                                        Frank J. Jones

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Arthur V. Ferrara, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated September 23, 1999

                                                    /s/ Arthur V. Ferrara
                                                    ----------------------------
                                                        Arthur V. Ferrara

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that Joseph D. Sargent, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated September 23, 1999

                                                    /s/ Joseph D. Sargent
                                                    ----------------------------
                                                        Joseph D. Sargent

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that William C. Warren, whose signature appears below, constitutes and appoints Bruce C. Long, Frank L. Pepe and Richard T. Potter, Jr. each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for any and all separate accounts established by The Guardian Insurance & Annuity Company, Inc. which are currently in existance or which may be established in the future and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitutes, may do or cause to be done by virtue hereof.

Dated September 23, 1999

                                                    /s/ William C. Warren
                                                    ----------------------------
                                                        William C. Warren